Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION COPY

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made effective as of the 28th day of April, 2010 (the “Effective Date”), by and between AROG Pharmaceuticals LLC, a limited partnership organized and existing under the laws of the State of Texas, with offices at Four Forest Plaza, 12222 Merit Drive, Suite 820, Dallas, Texas 75251 (“LICENSEE”), PFIZER Inc., a corporation organized and existing under the laws of Delaware with offices at 235 East 42nd Street, New York, New York 10017 (“PFIZER”) (each of PFIZER and LICENSEE, a “Party” and collectively, the “Parties”), and solely for purposes of Sections 10.3.4, 10.3.5, 17.3 and 17.4, DAVA Oncology, LP, a limited partnership organized and existing under the laws of the State of Texas, with offices at Four Forest Plaza, 12222 Merit Drive, Suite 280, Dallas, Texas 75251 (“DAVA”).

RECITALS

WHEREAS, PFIZER Controls the Licensed IP (hereinafter defined) relating to CP-868596, a platelet-derived growth factor receptor-beta kinase inhibitor; and

WHEREAS, LICENSEE wishes to obtain, and PFIZER wishes to grant, certain licenses under the Licensed IP on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties, intending to be legally bound hereby, agree to the foregoing and as follows:

1.	DEFINITIONS

1.1	Defined Terms. Initially capitalized terms shall have the meaning ascribed to such terms in this Agreement, including the following terms which shall have the following respective meanings:

1.1.1        “Active Candidate” means a Product that is the subject of (a) an IND filed with the FDA that has gone into effect (as described in 21 C.F.R. 312.40) and that has not been withdrawn, terminated or inactivated or (b) an equivalent thereof with respect to the European Union or Japan.

1.1.2        “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with that Party. For purposes of this definition, “control” means: (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the total voting securities of, or other evidences of ownership interest in, such Person.

1.1.3        “Applicable Laws” means all applicable laws, rules and regulations, including all rules, regulations, guidelines or other requirements of any and all Regulatory Authorities that may be in effect from time to time.

1.1.4        “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks located in New York, New York are authorized or required by law to remain closed.

1.1.5        “Calendar Quarter” means each three (3) month period commencing on January 1, April 1, July 1 or October 1 of each Calendar Year.

1.1.6        “Calendar Year” means each twelve (12) month period commencing on January 1.

1.1.7        “Commercialize” or “Commercialization” means to manufacture for sale, market, promote, otherwise offer for sale, distribute and sell.

1.1.8        “Commercially Reasonable Efforts” means: (a) with respect to Development of a Product, the efforts and expenditures required (i) for such Product to remain an Active Candidate and (ii) to seek Regulatory Approval using such efforts and expenditures comparable to those expended by LICENSEE (including through the use of Third Parties) to develop products that are at a similar stage of development or product life cycle as the applicable Product and that are owned by LICENSEE or to which LICENSEE otherwise has rights; and (b) with respect to Commercialization of a Product, using such efforts and expenditures comparable to those expended by LICENSEE (including through the use of Third Parties) to Commercialize products that are at a similar stage of development or product life cycle as the applicable Product and that are owned by LICENSEE or to which LICENSEE otherwise has rights; provided that with respect to (a)(ii) and (b), the efforts and expenditures by LICENSEE shall be no less than the greater of (x) the efforts and expenditures commonly expended by a Person similarly situated to LICENSEE with respect to products that are at a similar stage of development or product life cycle as the applicable Product and that are owned by such Person or to which such Person otherwise has rights and (y) where any rights and/or obligations hereunder have been sublicensed to a Third Party, the efforts and expenditures commonly expended by such Third Party with respect to development and/or commercialization (as applicable) of products that are at a similar stage of development or product life cycle as the applicable Product and that are owned by such Third Party or to which such Third Party otherwise has rights.

1.1.9        “Compound” means the compound known as CP-868596 that inhibits platelet-derived growth factor receptor-beta kinase and its lactate salt (known as CP-868596-50) and benzenesulfonate salt (known as CP-868596-26), together with backup compound CP-673451, each of the foregoing, as described on Schedule B, and all salts and formulations thereof.

1.1.10    “Control” or “Controlled” means (a) with respect to any Intellectual Property, the legal authority or right (whether by ownership, license or otherwise) of a Party to grant the applicable license, sublicense, right or obligation to the other Party and (b) for materials and documents, a Party’s ability to provide the other Party with, or provide the other Party with access to, such materials and/or documents, each of the foregoing (a) and (b) without violating any contractual obligations or other arrangements with a Third Party or otherwise. For clarity, if a Party only can grant a license or sublicense to Intellectual Property, or provide access to a material or document, of a limited scope due to an encumbrance imposed by a Third Party, “Control” or “Controlled” shall be construed to so limit the license or sublicense to such Intellectual Property or the provision of, or provision of access to, such materials or documents (as applicable).

1.1.11    “Develop” or “Development” means to conduct research and development activities (including related manufacturing activities) under conditions designed to yield data suitable for inclusion in an application for Regulatory Approval of a Product by the FDA or a comparable agency in another country or regulatory jurisdiction within the Territory.

1.1.12    “Development Milestone” means the activities with respect to Development described on Schedule A.

1.1.13    “EU Major Market Country” means France, Germany, Italy, Spain or the United Kingdom.

1.1.14    “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.1.15    “Fees” means all fees that are payable by LICENSEE hereunder, including the Upfront Payment, the Milestone Payments, Royalties, Sublicense Fees and any payments to Third Parties.

1.1.16    “First Commercial Sale” means with respect to a Product, the first sale for use or consumption of such Product in a country within the Territory. For clarity, the First Commercial Sale includes sales on a “named patient” basis.

1.1.17    “GAAP” means generally accepted accounting principles in the United States consistently applied.

1.1.18    “IND” means: (a) an investigational new drug application filed with the FDA for authorization for clinical investigation of any Product and (b) any foreign equivalents thereof as filed with any applicable Regulatory Authorities in other countries or regulatory jurisdictions within the Territory.

1.1.19    “Intellectual Property” means all copyrights, copyrightable subject matter, patents and patent applications, Trademarks, moral rights, know-how and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.

1.1.20    “Knowledge” means actual knowledge of the officers of PFIZER.

1.1.21    “Know-How” means all confidential and proprietary information and data Controlled by PFIZER as of the Effective Date, which: (a) were applied to, or incorporated into, any Product prior to the Effective Date and (b) are necessary or useful for LICENSEE to Use any Product.

1.1.22    “Licensed IP” means all Patent Rights and Know-How.

1.1.23    “LICENSEE Inventory” means all components and works in process produced or held by LICENSEE with respect to manufacture of Products.

1.1.24    “Licensed Field” means all human and animal therapeutic, prophylactic and diagnostic Uses under the Patent Rights, as described in the OSI License Agreement.

1.1.25    “Market Exclusivity” means any data or market exclusivity periods, including any such periods listed in the FDA’s Orange Book or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 and all foreign equivalents thereof.

1.1.26    “Milestone” means each milestone as set forth in the table in Section 5.1.2.

1.1.27    “NDA” means: (a) a new drug application filed with the FDA and (b) any foreign equivalent thereof as filed with any applicable Regulatory Authorities in other countries or regulatory jurisdictions within the Territory.

1.1.28    “Net Sales” means the gross amount invoiced by, or on behalf of, LICENSEE, its Affiliates and their respective sublicensees for sales of the Product, less the following deductions if and to the extent they are included in the gross invoiced sales price of the Product or otherwise directly incurred by LICENSEE, its Affiliates and their respective sublicensees with respect to the sale of the Product:

(a)	rebates, quantity and cash discounts, and other usual and customary discounts to customers;

(b)	taxes and duties paid, absorbed or allowed which are directly related to the sale of the Product;

(c)	credits, allowances, discounts and rebates to, and chargebacks for spoiled, damaged, out-dated, rejected or returned Product;

(d)	actual freight and insurance costs incurred in transporting the Product to customers;

(e)	discounts or rebates or other payments required by any Applicable Laws, including any governmental special medical assistance programs; and

(f)	customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of the Product (subsections (a) through (f), collectively, the “Deductions”).

Notwithstanding anything to the contrary herein, sales between or among LICENSEE, its Affiliates and its and their sublicensees (the “Selling Parties”) shall be excluded from Net Sales except where such Affiliates or sublicensees are end users, but Net Sales shall include subsequent sales by the Selling Parties to Third Parties that are not Selling Parties.

The following principles shall apply to calculating Net Sales:

(x)	For the sale of any Product that is not invoiced, or is delivered before it is invoiced, Net Sales shall be calculated at the time of shipment or when such Product is paid for, if paid for before shipment or invoice.

(y)	For the sale or other disposal of any Product for non-cash consideration, Net Sales shall be calculated as the fair market price of such Product in the country of sale or disposal. Notwithstanding the foregoing, provision of a Product to conduct pre-clinical or clinical research shall not be deemed to be a sale, so long as such Product is provided at a price that does not exceed the reasonably estimated cost of production and distribution thereof.

(z)	Net Sales for a Combination Product (as defined herein) will be calculated on a country-by-country basis, as follows: (a) by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B) where A is the invoice price in such country of a Product containing the Compound as the sole active ingredient, if sold separately, and B is the total invoice price in such country of a product containing any other active ingredient in the Combination Product as the sole active ingredient, if sold separately; (b) if the other active ingredient(s) in the Combination Product are not sold separately in said country, by multiplying actual Net Sales of such Combination Product in such country by the fraction A/C where A is the invoice price in such country of a Product containing Compound as the sole active ingredient, if sold separately and C is the invoice price in such country of the Combination Product; (c) if neither a Product containing the Compound as the sole active ingredient nor any product(s) containing the other active ingredient(s) in the Combination Product as the sole active ingredient are sold separately in such country, in the manner calculated in the then currently largest market (by sales/country) for the Combination Product (other than the country at issue) where reference prices for the Combination Product, a product containing the Compound as the sole active ingredient and/or any product(s) containing any other active ingredient(s) at issue exist (but where no such prices have been established by, or under the direct influence of, any governmental entity or agency); and (d) where none of the foregoing clauses (a) through (c) apply, based upon the mutual agreement of the Parties as to the appropriate allocation between the Compound and any other active ingredient(s) in the Combination Product (which agreement shall not be unreasonably withheld or delayed by either Party).

(aa)	Net Sales shall be determined from books and records maintained by LICENSEE in accordance with GAAP.

1.1.29    “OSI” means OSI Pharmaceuticals Inc. (f/k/a Oncogene Science, Inc.).

1.1.30    “OSI Agreements” means (1) *****; (2) *****; (3) *****; and (4) the OSI License Agreements; each of the foregoing, as amended as of the Effective Date.

1.1.31    “OSI License Agreements” means that (1) ***** and (2) *****, each of the foregoing, as amended as of the Effective Date.

1.1.32    “Paragraph IV Certification” means any certification filed pursuant to 21 U.S.C. §355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV), or any notice under any future analogous provisions of Applicable Law in the United States (or any amendment or successor statute thereto) or any comparable Applicable Law in any other country or regulatory jurisdiction in the Territory.

1.1.33    “Patent Rights” means (a) the patents and patent applications listed in Schedule C; (b) all divisionals, continuations, and continuations-in-part (to the extent the claims thereof are entirely supported by one or more patents and patent applications listed on Schedule C to which it claims priority) that claim priority to the patents or patent applications described in subsection (a); (c) any other subsequent patent application filings in any country worldwide (to the extent the claims thereof are entirely supported by one or more patents and patent applications listed on Schedule C to which it claims priority); and (d) all letters of patent granted with respect to any of the foregoing, and all patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations of any of the foregoing; each of the foregoing (a) through (d), to the extent Controlled by PFIZER.

1.1.34    “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.1.35    “Product” means any pharmaceutical product: (a) for which the manufacture, use, offer for sale, sale, import or export would, if not for the license granted to LICENSEE hereunder, infringe a Valid Claim of the Patent Rights in the country in which such product is used, offered for sale, sold, manufactured, imported or exported, or which otherwise incorporates, utilizes, embodies or is Developed or manufactured using the Know-How and (b) that contains the Compound or an isomer, racemate, solvate or derivative thereof to the extent described in the Patent Rights, either as the sole therapeutically active ingredient, or in combination with other therapeutically active ingredients (the latter, a “Combination Product”); provided that such product does not infringe, misappropriate or otherwise violate any Intellectual Property Controlled by PFIZER that is not licensed to LICENSEE hereunder.

1.1.36    “Regulatory Approval” means, with respect to a Product in any country or jurisdiction, any approval (including where required, pricing and reimbursement approvals), registration, license or authorization that is required by the applicable Regulatory Authority to market and sell such Product in such country or jurisdiction.

1.1.37    “Regulatory Authority” means any governmental agency or authority responsible for granting Regulatory Approvals with respect to a Product in the Territory.

1.1.38    “Regulatory Filings” means, with respect to a Product, any submission to a Regulatory Authority of any appropriate regulatory application, including any IND, NDA, any submission to a regulatory advisory board, any marketing authorization application and any supplement or amendment thereto.

1.1.39    “Residuals” means information in non-tangible form retained in the unaided memories of individuals who have had access to the Products or Compounds, including ideas, concepts, know-how or techniques related thereto.

1.1.40    “Royalty Term” means, on a country by country and Product by Product basis, the period beginning on the Effective Date and expiring upon the later of: (a) expiration or abandonment of the last Valid Claim of the Patent Rights in such country in the Territory with respect to such Product; (b) the expiration of any Market Exclusivity covering such Product in such country; and (c) the tenth (10th) anniversary of the date of the First Commercial Sale of such Product in such country.

1.1.41    “Tangible Materials” means all specimens, samples and inventory that PFIZER transfers to LICENSEE pursuant to the term hereof.

1.1.42    “Territory” means worldwide.

1.1.43    “Third Party” means any Person other than a Party. For clarity, Affiliates shall be Third Parties.

1.1.44    “Trademarks” means all registered and unregistered trademarks, service marks, trade dress, trade names, logos, insignias, domain names, symbols, designs and combinations thereof.

1.1.45    “United States” means the United States of America, its territories and possessions.

1.1.46    “Use” means to make, have made, use, sell, offer for sale, import and export.

1.1.47    “Valid Claim” means either: (a) a claim of an issued and unexpired patent included in the Patent Rights, which has not been permanently revoked or declared unenforceable or invalid by an unreversed and unappealable or unreversed and unappealed decision of a court or other appropriate body of competent jurisdiction; or (b) a claim of a pending patent application included within the Patent Rights, which claim was filed in good faith and has not been revoked, cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application.

1.2	Construction. For purposes of this Agreement: (a) words in the singular shall be held to include the plural and vice versa as the context requires; (b) the words “including” and “include” shall mean “including, without limitation,” unless otherwise specified; (c) the terms “hereof,” “herein,” “herewith,” and “hereunder,” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (d) all references to “Section”, “Schedule” and “Exhibit,” unless otherwise specified, are intended to refer to a Section, Schedule or Exhibit of or to this Agreement.

2.	LICENSE GRANT

2.1	License Grant.

2.1.1        Patent Rights. Subject to the terms and conditions of this Agreement, PFIZER hereby grants to LICENSEE an exclusive, sublicensable (subject to Section 2.2), royalty-bearing right and license under the Patent Rights to Use the Products in the Licensed Field within the Territory.

2.1.2        Know-How. Subject to the terms and conditions of this Agreement, PFIZER hereby grants to LICENSEE an exclusive, sublicensable (subject to Section 2.2), royalty-bearing right and license to the Know-How to Develop and Commercialize the Products in the Licensed Field within the Territory.

2.2	Sublicense Rights. LICENSEE may sublicense the rights granted to it pursuant to Sections 2.1.1 and 2.1.2 to any Third Party upon prior written notice to PFIZER; provided that (a) PFIZER is afforded an opportunity to provide LICENSEE with comments regarding each proposed sublicensee and LICENSEE reasonably considers such comments and (b) each sublicense is made subject to, and consistent with, the terms and conditions of this Agreement and includes provisions that (i) require prior written notice to PFIZER in the event of an assignment of the sublicense to a Third Party, (ii) include PFIZER as a third party beneficiary, with rights to enforce the terms of such sublicense, (iii) require the sublicensee to indemnify, defend and hold harmless the Pfizer Indemnitees to the same extent and degree as LICENSEE has agreed to indemnify, defend and hold harmless the Pfizer Indemnitees pursuant to Section 11.1, (iv) require sublicensee, during the term of the applicable sublicensee agreement and until the later of three (3) years after termination or expiration of such agreement or the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of a Product have expired, to maintain the insurance coverage described in, and otherwise comply with, Sections 15.1 and 15.2 to the same extent and degree as LICENSEE has agreed to so maintain such insurance coverage and otherwise comply with Sections 15.1 and 15.2; and (v) grant PFIZER the right (in its sole discretion) to assume such sublicense if this Agreement terminates (provided that PFIZER shall not be obligated to fulfill any obligations to such sublicensees beyond those obligations required of PFIZER if this Agreement had not terminated) and if PFIZER does not exercise such right, such sublicense shall terminate. In no event shall LICENSEE’s granting of any sublicense relieve LICENSEE of any of its obligations under this Agreement. LICENSEE shall provide PFIZER with a true and complete copy of each sublicense and each amendment thereto within thirty (30) days after each such sublicense or amendment has been executed.

2.3	Internal Research and Residuals. Notwithstanding anything to the contrary herein, PFIZER (a) retains all rights to the Licensed IP to Use the Products for internal research purposes and (b) may use the Residuals resulting from PFIZER’s access to, or work with, the Products for any purpose; provided that with respect to each of the foregoing (a) and (b), such rights shall not include rights to clinically Develop, Commercialize or Use (except for internal research purposes) any Products in the Licensed Field within the Territory.

2.4	OSI Agreements. Notwithstanding anything to the contrary herein, all rights, licenses, sublicenses and obligations that are described herein and granted or imposed hereunder are subject to the terms of the OSI Agreements (including the license granted to OSI pursuant to *****).

2.5	No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology or Intellectual Property Controlled by PFIZER or its Affiliates other than as expressly set forth herein with respect to the Licensed IP, regardless of whether such technology or Intellectual Property shall be dominant or subordinate to any Licensed IP.

3.	TRANSFER ACTIVITIES

3.1	Initial Transfer. PFIZER will use reasonable efforts to: (a) make available to LICENSEE currently available records set forth in Schedule D to the extent such exist and are Controlled by PFIZER as of the Effective Date and are necessary for LICENSEE to Develop the Products (collectively, “Documentation”) and (b) perform such other activities (including with respect to Regulatory Filings) to the extent pertaining to the Compound and with respect to Regulatory Filings, to the extent held by PFIZER, as set forth in Schedule D ((a) and (b), collectively, the “Transfer Activities”). PFIZER shall perform the Transfer Activities in accordance with Schedule D and shall provide written notice to LICENSEE upon completion of such efforts (the “PFIZER Transfer Notice”).

3.2	Follow-up Period. For the six (6) month period following LICENSEE’s receipt of the PFIZER Transfer Notice (the “Transition Period”), if LICENSEE learns of any incomplete Transfer Activities, LICENSEE shall provide written notice to PFIZER and reasonably following receipt thereof, PFIZER shall use reasonable efforts to perform such Transfer Activities; provided that PFIZER’s obligation to perform the Transfer Activities pursuant to this Section 3.2 and Section 3.1 shall not exceed a total of ***** hours in the aggregate.

4.	DEVELOPMENT AND COMMERCIALIZATION

4.1	Development.

4.1.1        Efforts. LICENSEE shall, and shall ensure that its Affiliates and sublicensees (as applicable), use Commercially Reasonable Efforts to Develop the Products in the Territory, including conducting preclinical activities, clinical trial design and execution and submission of Regulatory Filings in LICENSEE’s name to secure Regulatory Approval for the Products. LICENSEE’s activities with respect to Developing the Products shall be at LICENSEE’s sole expense.

4.1.2        Development Plan. LICENSEE shall Develop the Products in accordance with the development plan, attached hereto as Schedule A, (the “Development Plan”) including by completing each Development Milestone within the time period specified for each such Development Milestone in the Development Plan (each, a “Due Date”). LICENSEE’s failure to achieve a Development Milestone by the applicable Due Date shall not be an automatic breach of this Agreement; provided that (a) LICENSEE provides PFIZER with prompt written notice upon first learning that it will not achieve such Development Milestone by the Due Date; (b) LICENSEE has exercised Commercially Reasonable Efforts with respect to achieving such Development Milestone; and (c) LICENSEE achieves such Development Milestone by the alternative date that the Parties reasonably agree upon as the due date for achieving such Development Milestone.

4.1.3        Reports. During the Term, LICENSEE will provide PFIZER with a written report sixty (60) days after the last day of each Calendar Year that includes a detailed written summary of all Development activities conducted by LICENSEE and its sublicensees with respect to the Products, including LICENSEE’s compliance with its obligation to maintain the Product as an Active Candidate pursuant to Section 4.1.1, progress with respect to the Development Milestones and expected timelines for future Development activities.

4.2	Commercialization.

4.2.1        Efforts. LICENSEE shall, and shall ensure that its Affiliates and sublicensees, use Commercially Reasonable Efforts to Commercialize the Products in the Territory. LICENSEE will undertake such activities at its sole expense.

4.2.2        Reports. During the Term, LICENSEE will provide PFIZER with a written report sixty (60) days after the first day of January and July of each Calendar Year that includes a detailed written summary of all Commercialization activities conducted by LICENSEE and its sublicensees with respect to the Products, including achievement of any Milestones.

5.	PAYMENT TERMS

5.1	Payment Terms.

5.1.1        Upfront Payment. In partial consideration of the licenses and rights granted by PFIZER to LICENSEE hereunder, LICENSEE shall pay to PFIZER a one-time, upfront, non-refundable and non-creditable payment of ***** upon ***** (“Upfront Payment”). The Parties acknowledge and agree that the Upfront Payment is allocable as follows: *****.

5.1.2        Milestone Payments. LICENSEE shall notify PFIZER as soon as practicable upon achievement of each Milestone set forth below. In partial consideration of the licenses and rights granted to LICENSEE, within ***** of achieving each such Milestone, LICENSEE shall pay to PFIZER the corresponding one-time, non-creditable and non-refundable milestone payment (each, a “Milestone Payment”).

MILESTONE	MILESTONE PAYMENT
(1) The earlier of the date upon which: (a) the First Commercial Sale of a Product in the United States after receipt of Regulatory Approval in the United States occurs and (b) the combined aggregate Net Sales of Products in the United States equal *****	*****
(2) The earlier of the date upon which: (a) the First Commercial Sale of a Product in an EU Major Market Country after receipt of Regulatory Approval in the European Union occurs and (b) the combined aggregate Net Sales of Products in the European Union equal *****	*****
(3) The earlier of the date upon which: (a) the First Commercial Sale of a Product in Japan after receipt of Regulatory Approval in Japan occurs and (b) the combined aggregate Net Sales of Products in Japan equal *****	*****

For the avoidance of doubt: (a) each Milestone Payment shall be payable only once upon achievement of the applicable Milestone, regardless of the number of times such Milestone may be achieved (including with respect to different Products and indications) and (b) a Milestone satisfied by a sublicensee or assignee of, or Third Party retained by, LICENSEE or its Affiliates shall be deemed to have been satisfied by LICENSEE for purposes of this Section 5.1.2.

5.1.3        Royalties.

5.1.3.1	In partial consideration of the licenses and rights granted by PFIZER to LICENSEE hereunder, LICENSEE shall pay to PFIZER a royalty of ***** of Net Sales of Product in the Territory (collectively, “Royalties”); provided that the royalty rate applicable to Net Sales of a Product in the United States shall be ***** upon expiration or abandonment of the last Valid Claim of the Patent Rights filed in the United States that covers such Product. LICENSEE shall pay the Royalties to PFIZER for each Product on a country-by-country basis beginning on ***** and continuing for each such country until expiration of the Royalty Term for such Product in that country.

5.1.3.2	Royalties based on Net Sales in a Calendar Quarter will be payable within ***** following the expiration of each such Calendar Quarter. All payments shall be accompanied by a report that includes reasonably detailed information regarding monthly calculation of all Net Sales of Product (including all gross invoiced sales and Deductions) and all Royalties payable to PFIZER for the applicable Calendar Quarter (including any foreign exchange rates employed).

5.1.4        Sublicense Fees. In partial consideration of the licenses and rights granted to LICENSEE hereunder, LICENSEE shall pay to PFIZER ***** of any and all consideration (except royalties directly attributable to Net Sales), whether such consideration is in the form of up-front payments, royalties, milestone payments, or equity investments, paid by sublicensees in connection with such sublicensee’s rights to the Licensed EP (“Sublicense Fees”). Sublicense Fees received during a Calendar Quarter shall be paid to PFIZER within ***** following the expiration of such Calendar Quarter. All payments shall be accompanied by a report that includes a calculation of all Sublicense Fees payable to PFIZER for the applicable Calendar Quarter.

5.1.5        Payments under OSI Agreements. If Development, Commercialization or Use of a Product by LICENSEE or any of its sublicensees triggers any payment obligations of PFIZER to OSI under the OSI License Agreements, PFIZER shall make such payments in accordance with the terms of such agreements and LICENSEE shall have no obligation to pay such amounts to OSI; provided that LICENSEE has paid PFIZER the amounts owed to PFIZER hereunder.

5.1.6        Other Third Party Payments. Subject to PFIZER’s obligations in Section 5.1.5, LICENSEE shall be solely responsible for all up-front payments, milestones, royalties and other payments that become due to any Third Party as a result of, or in connection with, the Development, Commercialization or Use of the Products and/or LICENSEE’s exercise of its rights or performance of its obligations hereunder.

5.1.7        Other Payments. LICENSEE shall pay to PFIZER any other amounts due under this Agreement within ***** following receipt of an invoice thereof from PFIZER.

5.1.8        Late Payments. Any late payments shall bear interest, to the extent permitted by Applicable Laws, at *****. Such interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days payment is delinquent.

5.2	Payment Method.

5.2.1        Any payments under Section 5 that are recorded in currencies other than the US dollar shall be converted into US dollars at the average of the daily foreign exchange rates as reported by Bloomberg (or any other qualified source that the Parties mutually agree upon in writing) for the Calendar Quarter in which such payments or expenses occurred, or for periods less than a Calendar Quarter, the average of the daily rates as reported by Bloomberg for such period.

5.2.2        All payments from LICENSEE to PFIZER shall be made by wire transfer in US dollars to the credit of such bank account as may be designated by PFIZER in writing to LICENSEE. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

5.2.3        If, by reason of Applicable Law in any country, it becomes impossible or illegal for LICENSEE, its Affiliates or sublicensees to make royalty or other payments due hereunder to PFIZER in US dollars, or to make royalty or other payments due hereunder to PFIZER, (a) if permitted by Applicable Law, such royalties or other payments due hereunder shall be deposited in local currency in the relevant country to the credit of PFIZER in a recognized banking institution designated by PFIZER or, if none is designated by PFIZER within thirty (30) days, in a recognized banking institution selected by LICENSEE, and identified in a notice in writing given to PFIZER and (b) if not permitted under Applicable Law, the payment of such royalties or other payments shall be negotiated promptly and in good faith by the Parties.

5.3	Taxes.

5.3.1        It is understood and agreed between the Parties that any amounts payable by LICENSEE to PFIZER hereunder are exclusive of any and all applicable sales, use, VAT, GST, excise, property, and other taxes, levies, duties or fees (collectively, “Taxes”). LICENSEE shall be responsible for billing and collection from its customers and remitting to the appropriate taxing authority any and all Taxes which it is required to collect or remit. Each Party will be responsible for their own income and property taxes.

5.3.2        If LICENSEE is required to make a payment to PFIZER subject to a deduction of tax or withholding tax (a “Withholding Tax Requirement”), then the sum payable by LICENSEE (in respect of which such deduction or withholding is required to be made) shall be decreased to the extent necessary to ensure that the amount required to be remitted is retained by LICENSEE and LICENSEE shall remit the amount withheld in accordance with all Applicable Laws. Any such withholding taxes required under Applicable Law to be paid or withheld shall be an expense of, and borne solely by, PFIZER.

5.3.3        The Parties agree to cooperate and produce on a timely basis any tax forms or reports, including an IRS Form W-8BEN, reasonably requested by the other Party in connection with any payment made by LICENSEE to PFIZER under this Agreement.

6.	RELEVANT RECORDS; AUDIT RIGHTS

6.1	Relevant Records. LICENSEE shall, and shall cause its Affiliates and sublicensees to, maintain accurate financial books and records pertaining to all Fees payable to PFIZER hereunder (including with respect to gross invoiced sales of the Products and calculation of all Deductions, Net Sales and Sublicense Fees) (collectively, “Relevant Records”). The Relevant Records shall be maintained for the longer of: (a) the period of time required by Applicable Law and (b) ***** following the date on which the amounts pertaining to the Relevant Records were paid.

6.2	Audit Rights.

6.2.1        Audit Request. During the period in which LICENSEE, its Affiliates and sublicensees are maintaining the Relevant Records, PFIZER shall have the right to have an independent certified accountant reasonably acceptable to LICENSEE examine the Relevant Records (regardless of whether such audit is on behalf of PFIZER or a Third Party to whom PFIZER has obligations to permit such an audit, including OSI), but no more frequently than once every twelve (12) months, as may be necessary to verify compliance with the terms of this Agreement. Such audit shall be requested in writing at least seven (7) days in advance and shall be conducted during LICENSEE’s normal business hours at such place where the applicable records are customarily kept and in a manner that minimizes any interference with LICENSEE’s business operations.

6.2.2        Audit Fees and Expenses. PFIZER shall bear any and all fees and expenses it may incur in connection with any such audit of the Relevant Records; provided that in the event an audit reveals an underpayment by LICENSEE of more than ***** as to the period subject to the audit, LICENSEE shall reimburse PFIZER for any reasonable and documented out-of-pocket costs and expenses of the audit within ***** after receiving invoices thereof.

6.2.3        Payment of Deficiency. If any audit establishes that LICENSEE underpaid any amounts due to PFIZER under this Agreement, then LICENSEE shall pay PFIZER any such deficiency within ***** after receiving written notice thereof and if the underpayment by LICENSEE is more than ***** as to the period subject to the audit, such deficiency will be considered a late payment subject to Section 5.1.8.

7.	INTELLECTUAL PROPERTY

7.1	Pre-existing IP. Subject to the rights and licenses expressly granted under this Agreement, each Party shall retain all right, title and interest in and to any and all Intellectual Property that are owned, licensed or sublicensed by such Party prior to, or independent of, this Agreement.

7.2	Developed IP. LICENSEE shall own all right, title and interest in and to any Intellectual Property that are both: (a) related to the Compound and/or the Product, and (b) conceived solely by LICENSEE, its Affiliates, sublicensees and/or subcontractors following the Effective Date (collectively, “Developed IP”).

7.3	Patent Prosecution.

7.3.1        Patent Prosecution and Maintenance.

7.3.1.1	LICENSEE shall be responsible for filing, prosecuting (including in connection with any reexaminations, oppositions and the like) and maintaining the Patent Rights in the Territory. LICENSEE shall file, prosecute and maintain the Patent Rights using qualified outside patent counsel and foreign patent associates selected by LICENSEE; provided that LICENSEE identifies such counsel for PFIZER in advance and PFIZER consents to such counsel (such consent not to be unreasonably withheld or delayed). LICENSEE shall be responsible for all costs and expenses in connection with such filing, prosecution and maintenance; provided that if LICENSEE provides PFIZER with a written request to abandon, or not file a patent application included in, any of the Patent Rights reasonably in advance of the relevant deadline: (a) LICENSEE shall no longer be responsible for such costs and expenses relating to filing, prosecuting and maintaining (as applicable) such Patent Right; (b) PFIZER may, or may allow a Third Party (including OSI) to, file, prosecute and maintain (in its sole discretion) such Patent Right; (c) upon PFIZER’s request, LICENSEE shall promptly provide all files related to filing, prosecuting and maintaining such Patent Right to counsel designated by PFIZER; and (d) the term “Patent Rights” automatically shall be modified to exclude such Patent Right as of the date LICENSEE provides such written request to PFIZER.

7.3.1.2	Upon the written request of PFIZER or OSI, LICENSEE will provide PFIZER and/or OSI (as applicable) with (1) material correspondence with the relevant patent offices pertaining to LICENSEE’s prosecution of the Patent Rights and (2) a report detailing the status of all Patent Rights. LICENSEE will provide PFIZER a reasonable opportunity to review and comment on proposed material submissions to any patent office with respect to the Patent Rights prior to submission and LICENSEE shall reasonably consider any comments provided by PFIZER.

7.3.1.3	The Parties hereby acknowledge that, as of the Effective Date, the Patent Rights are recorded in PFIZER’s name and PFIZER (in its sole discretion) may, or may have, such recordals updated to reflect PFIZER’s co-ownership with OSI.

7.3.2        Assistance. LICENSEE (at its expense) shall be responsible for, and as reasonably requested by LICENSEE in writing, PFIZER shall cooperate (at LICENSEE’s expense) with LICENSEE in, obtaining patent term restoration (including pursuant to the Drug Price Competition and Patent Term Restoration Act), supplementary protection certificates or their equivalents and patent term extensions with respect to the Patent Rights in the United States and Europe.

8.	INFRINGEMENT; MISAPPROPRIATION

8.1	Notification. Each Party will promptly notify the other Party in writing of (a) any actual or threatened infringement, misappropriation or other violation or challenge to the validity, scope or enforceability by a Third Party of any Licensed IP in the Licensed Field within the Territory of which it becomes aware (“Third Party Infringement”) and (b) any allegation by a Third Party that Intellectual Property owned by it is infringed, misappropriated or violated by the Development, Commercialization and/or Use of any Product of which it becomes aware (“Defense Action”).

8.2	Third Party Infringement.

8.2.1        LICENSEE shall have the first right (but not the obligation), at its own expense, to control enforcement of the Licensed IP against any Third Party Infringement. Prior to commencing involvement in any such suit, action or proceeding, LICENSEE shall consult with PFIZER and shall consider PFIZER’s recommendations regarding the proposed suit, action or proceeding, except to the extent delay would result in the loss of rights by LICENSEE or PFIZER. LICENSEE shall give PFIZER timely notice of any proposed settlement of any such suit, action or proceeding that LICENSEE controls and LICENSEE shall not settle, stipulate to any facts or make any admission with respect to any Third Party Infringement without PFIZER’s prior written consent (not to be unreasonably withheld) if such settlement, stipulation or admission would: (a) adversely affect the validity, enforceability or scope, or admit noninfringement, of any of the Patent Rights; (b) give rise to liability of PFIZER, its Affiliates or OSI; (c) grant to a Third Party a license or covenant not to sue under, or with respect to, any Intellectual Property Controlled by PFIZER (including the Licensed IP); or (d) otherwise impair PFIZER’s, any of its Affiliates’ or OSI’s rights in any Licensed IP or PFIZER’s or any of its Affiliates’ rights in this Agreement.

8.2.2        PFIZER shall have the right (but not the obligation) to control, or permit OSI to control, enforcement of the Licensed IP against any Third Party Infringement if LICENSEE provides PFIZER with written notice that it is not exercising its right to control such enforcement or if such Third Party does not desist such Third Party Infringement or LICENSEE fails to initiate, or file the relevant response to (as applicable), a suit, action or proceeding with respect to such Third Party Infringement upon the earlier of: (a) expiration of the ninety (90) day period following PFIZER’s receipt of notice from LICENSEE of such Third Party Infringement or (b) fifteen (15) prior to the deadline for filing, or filing the applicable response to (as applicable), such suit, action or proceeding (including suits, actions or proceedings based on a Third Party’s filing of a Paragraph IV Certification).

8.2.3        Notwithstanding anything to the contrary herein, the Party that is not controlling the suit, action or proceeding pertaining to enforcement of the Licensed IP against Third Party Infringement as described in this Section 8.2 may, at its sole discretion and expense (subject to Section 8.3), join as a party to such suit, action or proceeding; provided that such Party shall join as a party to such suit, action or proceeding upon the reasonable request and expense of the Party controlling such action if necessary for standing purposes. The Party that is not controlling such a suit, action or proceeding shall have the right to be represented by counsel (which shall act in an advisory capacity only, except for matters solely directed to such Party) of its own choice and expense (subject to Section 8.3) in any such suit, action or proceeding.

8.2.4        Any and all recoveries resulting from a suit, action or proceeding relating to a claim of Third Party Infringement shall first be applied to reimburse each Party’s (and, as applicable, OSI’s) costs and expenses in connection with such suit, action or proceeding, with any remaining recoveries retained by the Party that controlled such suit, action or proceeding pursuant to this Section 8.2 (the “Remaining Recoveries”). Notwithstanding the foregoing, LICENSEE shall pay PFIZER a Royalty in accordance with Section 5.1.3 on the Remaining Recoveries retained or received by LICENSEE as if such Remaining Recoveries retained or received by LICENSEE were Net Sales in the Calendar Year in which the recoveries were retained or received.

8.3	Defense Action. Upon LICENSEE’s request, PFIZER will reasonably cooperate with LICENSEE, at LICENSEE’s expense, to the extent necessary to defend LICENSEE or any sublicensee of LICENSEE in a Defense Action in which the claim of infringement, misappropriation or other violation is directed at LICENSEE’s or its sublicensee’s Use of the Compound (as such Compound exists as of the Effective Date) or the Know-How (in accordance with Section 2). LICENSEE shall have all authority with respect to any Defense Action, including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action, or proceeding; provided that LICENSEE shall keep PFIZER timely informed of the proceedings and filings, and provide PFIZER with copies of all communications, pertaining to each Defense Action and LICENSEE shall not settle, stipulate to any facts or make any admission with respect to any Defense Action without PFIZER’s prior written consent if such settlement, stipulation or admission would (a) adversely affect the validity, enforceability or scope, or admit noninfringement, of any of the Patent Rights; (b) give rise to liability of PFIZER, its Affiliates or OSI; (c) grant to a Third Party a license or covenant not to sue under, or with respect to, any Intellectual Property Controlled by PFIZER (including the Licensed IP); or (d) otherwise impair PFIZER’s, any of its Affiliates’ or OSI’s rights in any Licensed IP or PFIZER’s or any of its Affiliates’ rights in this Agreement.

9.	CONFIDENTIALITY

9.1	Definition. “Confidential Information” means the terms and provisions of this Agreement and other proprietary information and data of a financial, commercial or technical nature that a Party or any of its Affiliates (the “Disclosing Party”) has supplied or otherwise made available to the other Party or its Affiliates pertaining to the Compound, Product or such Disclosing Party’s obligations hereunder (the “Receiving Party”), whether disclosed in writing or otherwise. All Know-How shall be considered PFIZER’s Confidential Information.

9.2	Obligations. The Receiving Party will protect all Confidential Information of the Disclosing Party against unauthorized disclosure to Third Parties with at least the same degree of care as the Receiving Party uses for its own similar information, but in no event less than a reasonable degree of care. The Receiving Party may disclose the Confidential Information of the Disclosing Party to its Affiliates, and their respective directors, officers, employees, subcontractors, sublicensees, consultants, attorneys, accountants, banks and investors (collectively, “Recipients”) who have a need-to-know such information for the Receiving Party to exercise its rights and perform its obligations hereunder; provided that such Recipients shall be subject to confidentiality obligations (whether by written contract or operation of law) at least as restrictive as those set forth herein. Notwithstanding anything to the contrary herein, PFIZER shall have the right to disclose Confidential Information of LICENSEE to OSI solely to the extent necessary to exercise its rights and comply with its obligations under the OSI Agreements.

9.3	Exceptions.

9.3.1        The obligations under this Section 9 shall not apply to any information to the extent the Receiving Party can demonstrate by competent evidence that such information:

(a)	is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the Receiving Party or any Recipients to whom it disclosed such information;

(b)	was known to, or was otherwise in the possession of, the Receiving Party prior to the time of disclosure by the Disclosing Party;

(c)	is disclosed to the Receiving Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the Disclosing Party; or

(d)	is independently developed by, or on behalf of, the Receiving Party or any of its Affiliates without use or access to the Confidential Information as evidenced by written records.

9.3.2        The restrictions set forth in this Section 9 shall not apply to any Confidential Information that the Receiving Party is required to disclose pursuant to an order of a court or other governmental authority or as required by Applicable Laws (including regulations promulgated by any applicable securities exchange); provided that the Receiving Party: (a) provides the Disclosing Party with prompt notice of such disclosure requirement if legally permissible; (b) reasonably cooperates with the Disclosing Party to oppose or limit, or secure confidential treatment for, such required disclosure; and (c) if the Disclosing Party is unsuccessful in its efforts pursuant to subsection (b), discloses only that portion of the Confidential Information that it is advised by counsel that it is legally required to disclose.

9.3.3        Notwithstanding anything to the contrary herein, if PFIZER wishes to assign, pledge or otherwise transfer its rights to receive some or all Milestone Payments and/or Royalties payable hereunder, PFIZER may disclose LICENSEE’s Confidential Information to a Third Party in connection with any such proposed assignment; provided that PFIZER shall ensure that such Third Parties are subject to confidentiality obligations (whether by written contract or operation of law) at least as restrictive as those set forth herein.

9.4	Right to Injunctive Relief. The Parties hereby agree that breaches of this Section 9 may cause irreparable harm and shall entitle the non-breaching Party, in addition to any other remedies available to it (subject to the terms of this Agreement), the right to seek injunctive relief enjoining such action.

9.5	Ongoing Obligation for Confidentiality. Upon expiration or termination of this Agreement, the Receiving Party shall, and shall cause its Recipients to, destroy or return (as requested by the Disclosing Party) any Confidential Information of the Disclosing Party; provided that the Receiving Party (a) may retain one copy in its confidential files for the sole purpose of ascertaining its ongoing rights and responsibilities in connection with this Agreement and (b) shall not be required to destroy any computer files created during automatic system back-up that are stored securely.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1	Representations and Warranties by Each Party. Each Party represents and warrants to the other Party as of the Effective Date that: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation; (b) it has full power and authority to execute, deliver and perform under this Agreement, and has taken all corporate action required by all Applicable Laws and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement; (c) this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms; and (d) this Agreement does not violate any other agreement to which it is bound.

10.2	Representations and Warranties by PFIZER. As of the Effective Date:

10.2.1    PFIZER represents and warrants that, to its Knowledge, there is no claim pending or threatened alleging that the Use of the Licensed IP in the Licensed Field within the Territory infringes, misappropriates or otherwise violates the Intellectual Property of a Third Party;

10.2.2    PFIZER represents and warrants that, to its Knowledge, there is no claim pending or threatened by PFIZER alleging that a Third Party is or was infringing, misappropriating or otherwise violating the Licensed IP in the Licensed Field within the Territory;

10.2.3    PFIZER represents and warrants that the Licensed IP is Controlled by PFIZER such that it can grant the licenses to the Patent Rights and Know-How to LICENSEE pursuant to Section 2, and further warrants and represents that the materials and documents to be provided by PFIZER to LICENSEE hereunder (including the United States IND’s for the Compound) are Controlled by PFIZER such that PFIZER has the ability to transfer such materials and documents to LICENSEE as provided herein;

10.2.4    PFIZER represents and warrants that PFIZER is not a party to any agreement or other written arrangement with any Third Party, other than OSI, pursuant to which such Third Party is granted a license to the Licensed IP with respect to the Products, and further represents and warrants that PFIZER has not received any written notice from OSI regarding any outstanding disputes in connection with which OSI is making a claim, demand or request for any reversionary rights in or to the Licensed IP; and

10.2.5    PFIZER represents and warrants that no subjects are enrolled in clinical studies of the Compound that are sponsored by PFIZER, all invoices from sites that participated in any such studies have been paid in full, and all invoices from any vendors that supplied goods or services in connection with such studies have been paid in full.

10.3	Covenants and Representations and Warranties by LICENSEE.

10.3.1    LICENSEE represents and warrants that it has, and will continue to have during the Term hereof, the financial (including cash to fund the obligations herein and complete each activity in the Development Plan by the applicable Due Date), developmental and commercial capabilities (whether through agreements with Third Parties or otherwise) to Develop and Commercialize the Products and comply with all other obligations in accordance with this Agreement.

10.3.2    LICENSEE represents and warrants that it shall, and it shall ensure all Third Parties that it engages, comply with all Applicable Laws in connection with performance of its obligations and exercise of its rights hereunder.

10.3.3    As of the Effective Date, there shall be a total of ***** deposited in the bank account of LICENSEE.

10.3.4    LICENSEE and DAVA represent and warrant that LICENSEE and DAVA, after giving effect to the transactions and payments contemplated by this Agreement, are Solvent and that each are able to pay each of their debts as they become due. As used in this Section, the term “Solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of LICENSEE and DAVA (on a consolidated basis) and of each of them (on a stand-alone basis) will exceed their respective debts; (b) each of LICENSEE and DAVA (on a consolidated basis) and each of them (on a stand-alone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (c) each of LICENSEE and DAVA (on a consolidated basis) and each them (on a stand-alone basis) has sufficient capital with which to conduct its business. For purposes of this Section 10.3.4. only, “debt” means any liability on a claim, and “claim” means any (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

10.3.5    LICENSEE and DAVA represent and warrant that neither LICENSEE nor DAVA has any debts, claims, liabilities or obligations, whether accrued or fixed, absolute or contingent (including any off-balance sheet financing), whether or not the same would be required by GAAP to be stated in financial statements or disclosed in the notes thereto.

10.4	No Other Warranties.

10.4.1    EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 10, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NON-INFRINGEMENT, VALIDITY, ENFORCEABILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ANY INFORMATION, DOCUMENTS AND MATERIALS PROVIDED BY PFIZER OR ITS AFFILIATES IS MADE AVAILABLE ON AN “AS IS” BASIS, WITHOUT WARRANTY WITH RESPECT TO COMPLETENESS, COMPLIANCE WITH APPLICABLE LAWS, INCLUDING REGULATORY STANDARDS OR REGULATIONS, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND OF WARRANTY, WHETHER EXPRESS OR IMPLIED.

10.4.2    LICENSEE acknowledges and agrees that the Tangible Materials are experimental in nature and may have unknown characteristics. LICENSEE shall use prudence and reasonable care in the use, handling, storage, transportation, disposition and containment of the Tangible Materials. PFIZER makes no representations or warranties, and assumes no liability, with respect to the Tangible Materials and LICENSEE’s or any Third Party’s use thereof.

11.	INDEMNIFICATION

11.1	Indemnification by LICENSEE. LICENSEE agrees to indemnify, hold harmless and defend PFIZER and its Affiliates, and their respective officers, directors, employees, contractors, agents, assigns and licensors (including OSI) (collectively, “Pfizer Indemnitees”), from and against any and all Third Party demands, claims, actions and proceedings (whether criminal or civil, in contract, tort or otherwise) for losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (each, a “Claim”) arising or resulting from: (a) the Development, Commercialization and/or Use of a Product by LICENSEE, DAVA or either of their Affiliates, subcontractors or sublicensees; (b) the negligence, recklessness or wrongful intentional acts or omissions of LICENSEE, DAVA or either of their Affiliates, subcontractors or sublicensees; (c) breach by LICENSEE or DAVA of any representation, warranty or covenant as set forth in this Agreement or (d) breach by LICENSEE or any of its sublicensees of the scope of the licenses set forth in Section 2, except, in each case, to the extent such Claims arise or result from (x) the negligence, recklessness or wrongful intentional acts or omissions of PFIZER or its Affiliates; and/or (y) breach by PFIZER of any representation, warranty or covenant as set forth in this Agreement.

11.2	Indemnification by PFIZER. PFIZER agrees to indemnify, hold harmless and defend LICENSEE and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (collectively, “Licensee Indemnitees”), from and against any and all Third Party Claims arising or resulting from: (a) the negligence, recklessness or wrongful intentional acts or omissions of PFIZER or its Affiliates; and/or (b) breach by PFIZER of any representation, warranty or covenant as set forth in this Agreement, except, in each case, to the extent such Claims arise or result from (x) the Development, Commercialization and/or Use of a Product by LICENSEE, DAVA or either of their Affiliates, subcontractors or sublicensees; (y) the negligence, recklessness or wrongful intentional acts or omissions of LICENSEE, DAVA or either of their Affiliates, subcontractors or sublicensees; (z) breach by LICENSEE or DAVA of any representation, warranty or covenant as set forth in this Agreement or (aa) breach by LICENSEE or any of its sublicensees of the scope of the licenses set forth in Section 2.

11.3	Indemnification Procedure. In connection with any Claim for which a Party (the “Indemnified Party”) seeks indemnification pursuant to this Agreement, the Indemnified Party shall: (a) give the other Party (the “Indemnifying Party”) prompt written notice of the Claim; provided that failure to provide such notice shall not relieve the Indemnifying Party of its indemnification obligation hereunder, except and only to the extent that the Indemnifying Party actually is prejudiced as a direct result of such failure to provide notice; (b) cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in connection with the defense and settlement of the Claim; and (c) permit the Indemnifying Party to control the defense and settlement of the Claim; provided further that the Indemnifying Party may not settle the Claim without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld or delayed, if such settlement materially adversely impacts the Indemnified Party’s rights or obligations. Further, the Indemnified Party shall have the right to participate (but not control) and be represented in any suit or action by counsel of its selection (which shall act in an advisory capacity only) and at its own expense.

12.	LIMITATION OF LIABILITY

12.1	Consequential Damages Waiver. EXCEPT FOR A BREACH OF SECTION 9 OR OBLIGATIONS ARISING UNDER SECTION 11 OR AN ACT OF WILLFUL MISCONDUCT OR A BAD FAITH BREACH OF THE TERMS HEREOF, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST REVENUES REGARDLESS OF WHETHER IT HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).

12.2	Liability Cap. EXCEPT FOR PFIZER’S BREACH OF SECTION 9, IN NO EVENT SHALL PFIZER’S LIABILITY FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT EXCEED *****, REGARDLESS OF WHETHER PFIZER HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).

13.	TERM; TERMINATION

13.1	Term. The term of this Agreement shall commence as of the Effective Date and shall expire upon expiration of the last-to-expire Royalty Term (the “Term”). Upon expiration of the Royalty Term with respect to a Product and a country in the Territory, the licenses granted to LICENSEE under this Agreement shall convert to perpetual, non-exclusive, fully paid-up, royalty-free licenses with respect to such Product in such country.

13.2	Termination For Failure to Pay. PFIZER shall have the right to terminate this Agreement in the event that LICENSEE fails to pay any Fee hereunder within ***** of the due date of the applicable Fee; provided that PFIZER provides LICENSEE with written notice of such failure to pay the applicable Fee.

13.3	Termination for Cause Other Than Failure to Pay. Each Party shall have the right to terminate this Agreement if the other Party breaches any of its material obligations hereunder (except with respect to such breaches that are addressed in Section 13.2 or 13.5) and fails to cure such breach within ***** of receiving written notice thereof; provided that, if such breach is capable of being cured, but cannot be cured within such ***** period, and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable to cure such breach, but in no event will such additional period exceed *****. Any termination by a Party under this Section 13.3 shall be without prejudice to any damages or other legal or equitable remedies to which it may be entitled from the other Party. For the avoidance of doubt, LICENSEE’s failure to use Commercially Reasonable Efforts to Develop and Commercialize the Product shall constitute a material breach by LICENSEE under this Agreement.

13.4	Termination for a Bankruptcy. Each Party shall have the right to terminate this Agreement in the event of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against the other Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within ***** after they are instituted; (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by the other Party of any involuntary debts as they mature; (c) the institution of any reorganization, arrangement or other readjustment of debt plan of the other Party not involving the Bankruptcy Code; (d) appointment of a receiver for all or substantially all of the other Party’s assets; or (e) any corporate action taken by the board of directors of the other Party in furtherance of any of the foregoing actions.

13.5	Termination for Challenge to Licensed IP. PFIZER shall have the right to immediately terminate this Agreement at any time after the Effective Date in its entirety or on a country-by-country basis in the event LICENSEE or any of its Affiliates or its or their sublicensees contests, challenges, supports or assists any Third Party to contest or challenge, in any patent office, court, regulatory agency or other forum, PFIZER’s ownership of, or rights in, or the validity, enforceability or scope of, any Licensed IP (and such shall be considered a material breach of this Agreement).

13.6	Effect of Termination or Expiration.

13.6.1    Upon termination or expiration of this Agreement, LICENSEE shall pay all Fees due as of the effective date of termination or expiration within ***** following such effective date of termination or expiration.

13.6.2    Upon termination of this Agreement, and subject to Section 13.6.4(d) below, LICENSEE shall have the right to sell its remaining inventory of each Product following the termination of this Agreement; provided that (a) LICENSEE has fully paid, and continues to fully pay when due, any and all Fees pursuant to the terms hereof; (b) LICENSEE is not in material breach of this Agreement; and (c) ***** occurred prior to the effective date of termination.

13.6.3     For the avoidance of doubt, upon termination of this Agreement, all licenses granted by PFIZER to LICENSEE and, at PFIZER’s option, all sublicenses granted by LICENSEE in connection with this Agreement shall terminate.

13.6.4    Upon termination of this Agreement by PFIZER:

(a)	LICENSEE shall grant, and hereby grants, to PFIZER an exclusive, fully paid-up, royalty-free, worldwide, transferable, perpetual and irrevocable license, with the right to sublicense, to the Developed IP to the extent necessary or useful to (i) Develop, Commercialize or Use the Products or (ii) copy, distribute, make derivative works and otherwise exploit the Developed IP in connection with Developing, Commercializing and Using the Products, solely for such purposes. For clarity, LICENSEE retains all rights to the Developed IP in connection with products other than the Products.

(b)	LICENSEE shall, at PFIZER’s request, undertake promptly and completely to (i) return to PFIZER or, at PFIZER’s option, to any of its Affiliates or a Third Party designated in writing by PFIZER (“Designated Affiliate/Third Party”) all Documentation, Items, Regulatory Filings and other regulatory-related documentation and materials provided by PFIZER to LICENSEE in connection with the Transfer Activities described in Schedule D and subsection (ii) of this Section, and (ii) perform the activities described in Schedule D (including the transfer of all Regulatory Filings, materials and documents) that PFIZER performed for LICENSEE for PFIZER or, at PFIZER’s option, the Designated Affiliate/Third Party; provided that LICENSEE shall perform such transfer and activities at LICENSEE’S expense and with respect to the Products and the Compounds as such exist as of the effective date of termination. LICENSEE shall transfer all materials, documents and Regulatory Filings pursuant to the foregoing in their current state as of the effective date of termination, reflecting Development and Commercialization efforts (including Regulatory Approvals and Trial Master Files, regardless of whether the clinical studies are completed) made by LICENSEE to the Compound and/or Product as of such date.

(c)	To the extent that transfer of all Regulatory Filings and Regulatory Approvals held by LICENSEE with respect to the Products is not permitted by the applicable Regulatory Authority, LICENSEE shall permit PFIZER and, at PFIZER’s option, its Designated Affiliate/Third Party, to (and shall not itself, or permit any Third Parties to) cross-reference and rely upon any Regulatory Approvals and Regulatory Filings filed by LICENSEE with respect to the Products.

(d)	LICENSEE shall, if requested by PFIZER, grant, and hereby grants, to PFIZER a fully paid-up, royalty-free, worldwide, transferable, sublicensable, perpetual and irrevocable exclusive license to use the Trademarks identifying Product(s) for the purpose of manufacturing, marketing, distributing and selling the Products.

(e)	Upon PFIZER’s request, LICENSEE shall continue all ongoing activities that are reasonably necessary to continue Development and Commercialization of the Products for a mutually agreed upon migration period after termination of this Agreement, which period shall not be less than ***** unless otherwise agreed to in writing by the Parties (“Migration Period”), and PFIZER shall reimburse LICENSEE for LICENSEE’s reasonable out-of-pocket costs that are directly attributable to such activities and LICENSEE shall provide PFIZER with all gross proceeds that arc received (if any) in connection with the Products (including any and all sales thereof). During the Migration Period, LICENSEE shall provide such knowledge transfer and other training to PFIZER or, at PFIZER’s option, its Designated Affiliate/Third Party, as reasonably necessary for PFIZER or the Designated Affiliate/Third Party to continue research and development and Commercialization activities for the Product. In connection with such transfer and notwithstanding anything to the contrary herein, LICENSEE shall, at PFIZER’s option: (i) transfer to PFIZER or the Designated Affiliate/Third Party all Product *****; (ii) transfer to PFIZER or the Designated Affiliate/Third Party all LICENSEE Inventory owned by LICENSEE at *****; and (iii) assign to PFIZER or the Designated Affiliate/Third Party any agreements with Third Parties with respect to the Development or Commercialization of the Products. During the Migration Period, LICENSEE also shall transfer, or have transferred, all files related to filing, prosecuting and maintaining the Patent Rights to patent counsel or foreign associates designated by PFIZER, and provide such other assistance to PFIZER or, at PFIZER’s option, the Designated Affiliate/Third Party, to permit PFIZER or such Designated Affiliate/Third Party (as applicable) to control, or delegate control of, the filing, prosecuting and maintaining of the Patent Rights. LICENSEE shall be obligated to continue filing, prosecuting and maintaining all Patent Rights until the foregoing transfer of files related to filing, prosecuting and maintaining the Patent Rights is complete.

13.6.5    Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing hereunder prior to such expiration or termination. Without limiting the foregoing, the provisions of Sections 1, 2.3, 2.4, 2.5, 6, 7.1, 7.2, 9, 10.4, 11, 12, the second sentence of 13.1, 13.6, 14, 15, 16, 17.1, 17.2, 17.4, 17.5, 17.7 through 17.15, and any other provisions that expressly specify that they survive shall survive expiration or termination of this Agreement; provided that (a) Section 17.4 shall survive no later than ***** following the Effective Date and (b) the second sentence of Section 13.1 only shall survive with respect to Products for which, and in the countries in the Territory where, the Royalty Term has expired as of the effective date of termination or expiration of the Agreement.

14.	PUBLICITY

14.1	Publicity.

14.1.1    Subject to PFIZER’s rights pursuant to Section 13.6.4, neither Party (nor any of its Affiliates or agents) shall use the Trademarks of the other Party or its Affiliates in any press release, publication or other form of promotional disclosure without the prior written consent of the other Party in each instance.

14.1.2    Each Party agrees not to issue any press release or other public statement, whether written, electronic, oral or otherwise, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party, provided however, that neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws (including the rules of any recognized stock exchange) so long as the Disclosing Party provides the other Party at least ten (10) Business Days prior written notice to the extent practicable and only discloses information to the extent required by Applicable Law (including the rules of any recognized stock exchange).

15.	LICENSEE INSURANCE

15.1	Insurance Requirements. LICENSEE will maintain during the Term and until the later of: (a) three (3) years after termination or expiration of this Agreement or (b) the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of a Product have expired, commercial general liability insurance from a minimum “A-” AM Bests rated insurance company, including contractual liability, personal injury and product liability or clinical trials, with coverage limits of not less than ***** per claim and ***** in the aggregate. LICENSEE has the right to provide the total limits required by any combination of primary and umbrella/excess coverage. The minimum level of insurance set forth herein shall not be construed to create a limit on LICENSEE’s liability hereunder. Such policies shall name PFIZER and its Affiliates as additional insured (via CG20101185) and provide a waiver of subrogation in favor of PFIZER and its Affiliates. Such insurance policies shall be primary and non-contributing with respect to any other similar insurance policies available to PFIZER or its Affiliates. Any deductibles for such insurance shall be assumed by LICENSEE.

15.2	Policy Notification. LICENSEE shall provide PFIZER with certified copies of such policies or original certificates of insurance evidencing such insurance: (a) prior to execution by both Parties of this Agreement and (b) prior to expiration of any one coverage. Such certificates shall provide that PFIZER shall be given at least thirty (30) days (ten (10) days in the case of cancellation for non-payment of premiums) written notice prior to cancellation, termination or any change to restrict the coverage or reduce the limits afforded.

16.	DISPUTE RESOLUTION

16.1	General. The following procedures shall be used to resolve any dispute, controversy or claim arising out of, or in connection with, this Agreement or the breach, termination or validity thereof (“Dispute”).

16.2	Meeting. Promptly after receipt by a Party of the written request of the other Party, each of the Parties shall appoint a designated representative to meet in person or by telephone to attempt to resolve any Dispute. If the designated representatives do not resolve the dispute within fifteen (15) Business Days of such request, then an executive officer of each Party shall meet in person or by telephone to review and attempt to resolve the Dispute. The executive officers shall have fifteen (15) Business Days to attempt to resolve the dispute (“Executive Meeting Period”).

16.3	Mediation. Subject to Section 16.5 herein, if, for any reason, the executive officers are unable to resolve the dispute within the Executive Meeting Period, either Party may, within fifteen (15) Business Days of expiration of the Executive Meeting Period, submit the dispute for resolution by mediation pursuant to the CPR (International Institute for Conflict Prevention and Resolution) Mediation Procedure as then in effect. The mediation shall be conducted in New York County, New York. At the request of both Parties, the mediator will provide an evaluation of the dispute and the Parties’ relative positions. Each Party shall bear its own costs and expenses with respect to the mediation. The Parties shall have thirty (30) Business Days from appointment of the mediator or sixty (60) Business Days from submission of the Dispute to mediation (whichever occurs sooner) to attempt to resolve the dispute through mediation.

16.4	Arbitration. Any Dispute falling within Section 16.5 or which is not timely resolved pursuant to Sections 16.2 and 16.3, or which has not been timely submitted to mediation in accordance with Section 16.3, shall, on either Party’s demand, be finally and exclusively resolved by binding arbitration in the manner described in this Section. The arbitration shall be held in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (“the Rules”). If a Party intends to begin arbitration to resolve a Dispute, such Party shall provide written notice simultaneously to the other Party and the AAA in accordance with the Rules. Each Party shall designate one arbitrator within twenty (20) days of receipt by the respondent of the demand for arbitration, who shall be neutral and impartial and not an employee, director, or shareholder of the Party or of any Affiliate or sublicensee of the Party. The Party-appointed arbitrators shall select a third arbitrator within twenty (20) days of appointment of the second arbitrator, who shall be an attorney and an experienced arbitrator of large complex commercial cases, to serve as the chair of the arbitral tribunal. The third arbitrator shall not be an employee, director or shareholder of either Party or of an Affiliate or sublicensee of either Party. Arbitrators not timely appointed shall be appointed by the AAA in accordance with the listing, ranking and striking provisions of the Rules. The following general provisions shall apply to the arbitration proceeding: No later than thirty (30) days after the appointment of the third arbitrator, the arbitrators shall set a date for a hearing to resolve each issue in dispute identified by the Parties. The hearing shall take place no later than two hundred seventy (270) days from the receipt by the respondent of the demand to arbitrate, or as soon thereafter as practicable. Prior to the hearing, each Party shall produce, at the request of the other Party and subject to a confidentiality agreement, documents directly relating to the issue(s) in dispute, and permit the taking of not more than two (2) depositions by each Party. Each Party may submit a written brief or memorandum in support of its position which may be no more than fifty (50) pages. Unless the Parties agree otherwise or the arbitrators permit additional time for good cause shown, each Party shall be entitled to no more than eight (8) hours time to present testimony at the hearing. Each Party shall have the right to be represented by counsel. The arbitrators shall have sole discretion with regard to the admissibility of evidence. Admissibility will be decided by two-thirds vote. The award, which shall be a reasoned award briefly stating the findings of fact and conclusions of law on which it is based, shall be issued within thirty (30) days of the close of the hearing or as soon thereafter as practicable. Arbitration shall take place in New York, New York. All hearing costs shall be shared equally between the Parties. The arbitrators’ fees and expenses shall be shared equally by the Parties. The decision of the arbitrators shall be final and binding on the Parties and shall be enforceable in any court of competent jurisdiction.

16.5	Certain Disputes. Notwithstanding anything to the contrary herein, with respect to Disputes pertaining to termination of this Agreement pursuant to Section 13, either Party may submit such Dispute for binding resolution by arbitration in accordance with Section 16.4 after expiration of the Executive Meeting Period without first submitting such Dispute for resolution in accordance with Section 16.3

16.6	Provisional Relief/Submission to Jurisdiction. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of arbitration proceedings and the enforcement of any award or to issue an order to maintain the status quo or prevent irreparable harm prior to the appointment of the arbitrators. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitrators shall have full authority to grant provisional remedies or order the Parties to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitrators’ orders to that effect. The Parties hereby submit to the exclusive jurisdiction of the federal and state courts located in New York, New York (the “New York Courts”) for such purpose, and to the non-exclusive jurisdiction of the New York Courts for the enforcement of any arbitration award rendered hereunder.

17.	GENERAL PROVISIONS

17.1	Assignment. LICENSEE may not assign or otherwise transfer its rights or obligations under this Agreement or the license granted hereunder in whole or in part without the express prior written consent of PFIZER, which consent shall not be unreasonably withheld; provided that such consent shall not be required for an assignment to a reputable Person whose securities are publicly traded on a national securities exchange, that has appropriate capabilities and expertise to fulfill LICENSEE’s obligations hereunder and whose annual revenues in the twelve (12) month period immediately preceding such assignment are greater than *****. Any attempt by LICENSEE to assign or transfer this Agreement or the rights or obligations granted herein in contravention of the foregoing shall render such assignment and transfer void ab initio. For purposes of this Agreement, an “assignment” includes any change of control of LICENSEE or assignment by operation of law. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors, respective heirs, and legal representatives.

17.2	Severability. In the event that any provision (or portion thereof) of this Agreement is determined by a court or arbitration to be unenforceable as drafted by virtue of the scope, duration, extent or character of any obligation contained herein, it is the Parties’ intention that such provision (or portion thereof) shall be construed in a manner designed to effectuate the purposes of such provision to the maximum extent enforceable under such Applicable Law. The Parties shall enter into whatever amendment to this Agreement as may be necessary to effectuate such purposes.

17.3	Agreement by DAVA. For a period of ***** after the Effective Date, DAVA shall make available to LICENSEE, at no cost to PFIZER, members of DAVA’s executive, medical, clinical research organization and information technology teams to provide management support and technical assistance to LICENSEE in executing the Development Plan and in meeting the Development Milestones.

17.4	Guarantee. For the period of ***** following the Effective Date, DAVA hereby fully guarantees the due and prompt performance, compliance, payment and discharge when due of all obligations (contractual or otherwise) and undertakings of LICENSEE under this Agreement (including all indemnification obligations and the payment of any and all amounts due or otherwise payable under this Agreement) in accordance with their terms, and DAVA shall be liable to PFIZER (and PFIZER can enforce DAVA’s guarantee obligations at any time and from time to time) to the extent that LICENSEE fails to so comply.

17.5	Governing Law. This Agreement shall be governed by and construed under the laws in effect in the State of New York, United States, and, to the extent applicable to patents and Trademarks, unless otherwise expressly specified, the applicable federal laws of the USA, in each instance without regard to any conflicts of laws provision thereof or of any other jurisdiction that would produce a contrary result.

17.6	Force Majeure. Except with respect to delays or nonperformance caused by the negligent or intentional act or omission of a Party, any delay or nonperformance by such Party (other than payment obligations under this Agreement) will not be considered a breach of this Agreement to the extent such delay or nonperformance is caused by acts of God, natural disasters, acts of the government or civil or military authority, fire, floods, epidemics, quarantine, energy crises, war or riots or other similar cause outside of the reasonable control of such Party (each, a “Force Majeure Event”); provided that the Party affected by such Force Majeure Event will promptly begin or resume performance as soon as reasonably practicable after the event has abated.

17.7	Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No amendment, supplement or modification of this Agreement shall be binding on the Parties, unless it is in writing and signed by authorized representatives of each Party.

17.8	Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between PFIZER and LICENSEE, or to constitute one Party as the agent of the other. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind or commit the other Party.

17.9	Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); (b) sent by fax (with written confirmation of receipt); provided that a copy is sent by an internationally recognized overnight delivery service (receipt requested); or (c) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a Party may designate by written notice):

If to PFIZER:

PFIZER Inc.

East 42nd Street

New York, NY 10017

Fax: 646-348-8157

Attention: General Counsel

If to LICENSEE:

AROG PHARMACEUTICALS, LLC

Four Forest Plaza,

Merit Drive, Suite 820.

Dallas, TX, 75251 [.]

Fax: 214-360-7470

Attention: Dr. Vinay Jain

17.10	Further Assurances. LICENSEE and PFIZER hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

17.11	No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

17.12	Entire Agreement; Confidentiality Agreement.

17.12.1 This Agreement, together with its Schedules, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including that certain Confidentiality Agreement by and between the Parties, dated October 12, 2009 (“CDA”). The Parties acknowledge and agree that, as of the Effective Date, all Confidential Information (as defined in the CDA) disclosed by PFIZER or its Affiliates pursuant to the CDA shall be considered PFIZER’s Confidential Information and subject to the terms set forth in this Agreement.

17.12.2 In the event of any conflict between a material provision of this Agreement and any Schedule hereto, the Agreement shall control.

17.13	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.14	Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

17.15	Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, any rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties and DAVA intending to be bound have caused this Agreement to be executed by their duly authorized representatives in triplicate as of the Effective Date.

AROG PHARMACEUTICALS LLC		PFIZER INC.

By:	/s/ Vinay Jain	By:	/s/ Garry Nicholson
Name:	Vinay Jain	Name:	Garry Nicholson
Title:	CEO	Title:	President/GM Oncology

With respect to Sections 10.3.4, 10.3.5, 17.3 and 17.4, DAVA ONCOLOGY, LP

By:	/s/ Vinay Jain
Name:	Vinay Jain
Title:	CEO

Signature Page

SCHEDULE A: DEVELOPMENT PLAN

DEVELOPMENT MILESTONE I: PRECLINICAL STUDIES

LICENSEE shall initiate, within ***** after the Effective Date, ***** preclinical ***** of a Product in a variety of tumors. This includes *****.

DEVELOPMENT MILESTONE II: CLINICAL STUDIES

LICENSEE shall initiate, within ***** after the Effective Date, ***** clinical ***** of a Product. Such clinical ***** may (at LICENSEE’s discretion) be for one of the following indications:

A. *****

B. *****

DEVELOPMENT MILESTONE III: FORMULATION

LICENSEE shall initiate, within ***** after the Effective Date, a modified formulation of the Compound.

A-1

SCHEDULE B: THE COMPOUND

PHYSICAL, CHEMICAL, & PHARMACEUTICAL PROPERTIES

CP-868596:

CP-868596 refers to the free base form. CP-868596-50 refers to the lactate salt of CP-868596 and CP-868596-26 refers to the benzenesulfonate salt CP-868596.

Chemical Structure:

BENZENESULFONATE SALT

Molecular Weight:	601.72 Daltons (CP-868596-26 benzenesulfonate salt) 443.55 Daltons (CP-868596 free base)

CAS Name:	4-Piperidinamine, 1-[2-[5-[(3-methyl-3-oxetanyl) methoxy] 1 Hbenzimidazol-1-yl]-8-quinolinyl]-, monobenzenesulfonate

Molecular Formula:	C26H29N5O2•C6H6O3S

B-1

CP-673,451:

Chemical Structure:

Molecular Weight:	417.52 Daltons (free base) 589.71 Daltons (tosylate salt)

CAS Name:	1-{2-[ 5-(2-Methoxy-ethoxy)-benzoimidazol-1-yl]-quinolin-8-yl}-piperidin-4-ylamine

Molecular Formula:	C24H27N5O2

B-2

SCHEDULE C: PATENT RIGHTS

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SCHEDULE D: TRANSFER ACTIVITIES

1.	TRANSITIONAL SERVICES

1.1	Document, Information, and Material Transfer

1.1.1       Documentation to be transferred: The Parties agree as follows with respect to the Compound: (i) PFIZER will provide electronic copies (in Microsoft Office format and/or in other non-proprietary format) of relevant Documentation, by a method reasonably acceptable to LICENSEE. (a) To the extent such Documentation exists as of the Effective Date in an electronic format, including scanned versions of a hardcopy, PFIZER shall provide to LICENSEE only an electronic copy of such Documentation. For Documentation which does not exist in an electronic format as of the Effective Date, PFIZER shall provide to LICENSEE a physical copy of the Documentation. (b) Notwithstanding the foregoing, in no event shall PFIZER be required to provide: (i) data or records that include technology or products other than the Compound, or (ii) laboratory notebooks, internal team meeting minutes, personal notes of PFIZER’s or any of its Affiliates’ employees or any of PFIZER’s or its Affiliates’ contractors or subcontractors, or internal intra-PFIZER or intra-PFIZER Affiliate correspondence.

1.2	Transfer of Specimens/Data Records

1.2.1       GLP Studies: Within ***** of the Effective Date, PFIZER will identify and produce specimens/data records to the extent directly pertaining to the Compound that were identified in final reports of GLP studies as having been archived at or by PFIZER (the “Items”).

1.2.2       Items to be Transferred: For Items that are in possession of a Third Party, LICENSEE shall coordinate with such Third Party to transfer the Items, including transfer of the GMP protocols, receiving documentation, insurance requirements and temperature monitors. For the Items that are in the possession of PFIZER, PFIZER shall package and ship such Items Ex Works (Incoterms 2000) within ***** following PFIZER’s receipt of notice from LICENSEE to an archival facility of LICENSEE’s choice at LICENSEE expense and direction. This facility must be identified in the aforementioned notice within three (3) months of the Effective Date. LICENSEE shall bear all costs and expenses incurred by PFIZER after the Effective Date related to packaging and shipping of Items pursuant to this Section and Section 1.2.1 of this Schedule.

1.3	Regulatory Filings

1.3.1       United States INDs. Within ***** after written notification from LICENSEE that LICENSEE is able to assume all clinical, regulatory, and safety obligations, PFIZER shall execute all documents (in a form reasonably acceptable to LICENSEE) required to transfer the sponsorship of all United States INDs to LICENSEE. LICENSEE shall ensure that it is qualified to assume the obligations described in the foregoing sentence and shall provide the transfer notification to PFIZER within the ***** after the Effective Date to allow for sufficient time to accomplish the full IND transfer on or prior to expiration of the ***** period following the Effective Date.

1.3.2       Maintenance of IND. For the period beginning on the Effective Date and ending on the effective date of the transfer of the applicable IND(s) (i.e., the date that the LICENSEE serves official confirmation of acceptance of regulatory transfer of responsibility, which, for clarity, shall be no later than expiration of ***** period after the Effective Date), PFIZER shall continue to maintain the relevant INDs for the Compound, at LICENSEE’s direction and expense (subject to all Applicable Laws).

1.3.3       Electronic Versions of Documents. Within ***** after the Effective Date, PFIZER will deliver electronic files of the sections of all open INDs for the Compound and any subsequent updates thereto. For Regulatory Filings other than INDs for the Compound, PFIZER will deliver electronic versions of these filings within ***** of the Effective Date.

1.3.4       Other Regulatory Filings. Where appropriate, within ***** after written notification from LICENSEE that LICENSEE is able to assume all clinical, regulatory, and safety obligations, PFIZER shall execute all documents (in a form reasonably acceptable to LICENSEE) required to transfer the sponsorship of all other Regulatory Filings for the Compound to LICENSEE. LICENSEE shall ensure that it is qualified to assume the obligations described in the foregoing sentence and shall provide the transfer notification within the ***** after the Effective Date to allow for sufficient time to accomplish the full IND transfer on or prior to expiration of the six (6) month period following the Effective Date.

1.3.5       Trial Master Files. PFIZER shall forward Trial Master Files (“TMF’s”) or equivalents thereto, for all completed clinical studies for the Compound (i.e., studies with signed-off final clinical study reports) to the extent Controlled by PFIZER, to LICENSEE, as promptly as practicable but in no event no later than ***** after receipt of such written request thereof from LICENSEE.

1.3.6       Interaction with Regulatory Authorities. For the period beginning on the Effective Date and ending on the effective date of the transfer of the applicable Regulatory Filing, LICENSEE shall lead all interactions with any Regulatory Authority relating to the Compound (as between PFIZER and LICENSEE). Notwithstanding the foregoing, for the period beginning after the Effective Date and ending on the effective date of the transfer of the applicable Regulatory Filing in such country, if LICENSEE so reasonably requests, PFIZER will participate, by telephone, in interactions with Regulatory Authorities relating to any Compound, at LICENSEE’s direction and expense; provided that LICENSEE shall provide PFIZER written notice at least ***** prior to any such meetings.

1.4	Safety Reporting

1.4.1       Unless otherwise directed by LICENSEE, PFIZER will submit PFIZER-generated CIOMS/serious adverse event reports for the Compound, to the relevant Regulatory Authority for the period beginning on the Effective Date and ending on the effective date of the transfer of the applicable IND to LICENSEE.

1.5	Pharmaceutical Sciences/Manufacturing

1.5.1       Document Transfer and Management. PFIZER will disclose all Documentation, including, summary reports, formulation folders, data related to the pharmaceutical development of the Compound, to LICENSEE no later than ***** after the Effective Date.

1.5.2       Inventory Transfer and Management. PFIZER will transfer all inventories of non-GMP and GMP active pharmaceutical ingredient for the Compound Controlled by PFIZER as of the Effective Date as described on Schedule E to LICENSEE within ***** after the Effective Date, unless subject to a separate written supply agreement. After the Effective Date, except to exercise its rights hereunder, as permitted under a separate supply agreement or as required for the completion of the transition activities described herein, PFIZER will not provide any Compound or Product(s), whether active pharmaceutical ingredient or finished drug product, to any Third Party without the prior consent of LICENSEE. After the Effective Date, PFIZER will not provide any documents, information or data relating to the Compound to any Third Party for purposes of clinical Development or Commercialization without the prior consent of LICENSEE.

1.5.3       Compensation. LICENSEE shall reimburse PFIZER for all invoiced costs and expenses incurred after the Effective Date in a manner consistent with the customary invoice practices of any ongoing or agreed manufacturing or packing effort and all invoiced costs and expenses in a manner consistent with the customary invoice practices for on-going formulation, materials management and stability.

1.6	Subsequent Requests. LICENSEE may request other documents, information, records or data on an as-needed basis during the ***** Transition Period. All such LICENSEE requests will be allocated against the Transfer Activity total effort hours, specified in Section 3.2 of the Agreement (attached hereto).

2.	DOCUMENTATION. The complete list of Documentation is as follows:

2.1       Pharmaceutical Product and Supplies

2.1.1       Records pertaining to synthesis, formulation and manufacture of the Product.

2.2       Research and Development

2.2.1       Pre-clinical: Copies of all protocols, data, results, and reports related to pivotal (e.g., GLP) pre-clinical studies for the Compound:

2.2.1.1       animal efficacy studies;

2.2.1.2       animal safety and toxicity studies;

2.2.1.3       studies and reports prepared in support of IND submission(s);

2.2.1.4       For pre-clinical studies performed prior to the IND preparatory phase, results will be provided in summary documents for studies or portions of non-GLP studies already completed, where no report was intended to be generated.

2.2.1.5       Specimens/data records that were identified in final reports of GLP toxicology studies as having been archived at or by PFIZER to be delivered to a qualified archival facility of LICENSEE’s choice at LICENSEE’s expense and direction. This facility must be identified within three (3) months of the Effective Date.

2.2.7       Clinical: Copies of all protocols and amendments, study reports and results (including tables, figures and data) related to the Compound.

2.2.8       Adverse event reports (e.g., Medwatch or equivalent forms) for any and all clinical trials (either investigator-initiated or PFIZER-sponsored).

SCHEDULE E: INVENTORY

***** Inventory

Drug Product:

1.	*****

2.	*****

API:

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***** Inventory

Non-GMP Materials

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